EXHIBIT 4.10

                          INVESTMENT BANKING AGREEMENT


     This Investment Banking Agreement (the "Agreement") is made and entered into this day of November 6, 1998, between IFS International, Inc., Inc., a Delaware corporation ("Company"), and MDB Capital Group LLC ("MDB").

     In consideration of and for the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged the parties agree as follows:

          1. Purpose. Company hereby engages MDB as a non-exclusive, independent advisor and consultant (and not as an agent) during the term specified hereinafter to render financial consulting and investment banking advice to Company upon the terms and conditions as set forth herein. The parties contemplate that MDB at a future date may act as a placment agent for securities of the company. The parties will agree on terms and fees at the time of the offering.

          2. Term. This Agreement shall be effective for a period of twelve (12) months (the "Term"), commencing on the date of this Agreement.

          3. Duties of MDB.

               (a) During the term of this Agreement, MDB will provide Company with such consulting advice with respect to acquisitions and financial planning, capital structure issues, the continued refinement of a business plan and the evaluation of financing alternatives as is reasonably requested by Company. In performance of these duties, MDB shall provide Company with the benefits of its reasonable judgment and efforts. MDB's duties shall include, but will not necessarily be limited to, the following:

                    (i)  Advice   regarding  the  formulation  of  business  and
               financing goals and plans;

                    (ii)   Advice   concerning   strategic   issues,   including
               acquisitions, other alliance partnerships and joint ventures;

                    (iii) Advice concerning short and long range financial planning;

                    (iv) Exposing the Company to business opportunities and potential institutional and other investors;

                    (v) Advice  regarding  the  implementation  of the Company's goals and plans;

                    (vi) Not to disclose any information or make any representations or warranties to or in favor of any person whatsoever in relation to the Company or its business or activities or relating to shares in the Company without the prior written consent of the Company, at its absolute and unfettered discretion following full disclosure having been made of the identity of the persons to whom the disclosures, representations or warranties will be made and the content, manner, and context thereof; and

                    (vii) To use its  reasonable  best  endeavors to comply with all reasonable requests of the Company in relation to the performance of the duties of MDB hereunder.

               (b) In connection with rendering its advice hereunder, MDB and its employees and agents shall be given reasonable access to Company's officers, premises, and records.

               (c) Company acknowledges that MDB's advice pursuant hereto does not and will not constitute any guarantee or other assurance as to the ability of the Company to obtain financing or to accomplish any other goals or plans of Company. This Agreement contains the entire compensation payable by Company to MDB for any and all services.

               (d) Company acknowledges that MDB retains the right to provide consulting advice to other parties. Nothing herein contained shall be construed to limit or restrict MDB in conducting such business with respect to others, or in rendering advice to others or conducting any other business. MDB, however, will not provide consulting advice in favor of any other parties engaged in (or who may use the advice or pass on their advice in favor of any other persons engaged in) the same business without Company's prior written consent.

          4. Compensation. The Company shall compensate MDB in amounts to be mutuall agreed upon in the event MDB originates a bank financing or other transaction, provides a fairness opinion or other valuation analysis, introduces the company to a source of business from which the Company derives revenue, or acts as placement agent or underwriter for the Company's securities.

          5. Expenses. Company shall advance or, upon billing, promptly reimburse MDB for reasonable out-of-pocket expenses incurred by MDB in connection with the services rendered by MDB pursuant to this Agreement. Expenses that shall be reimbursable include travel, food, lodging and transportation, research materials, long distance telephone, facsimile, messenger and other expenses needed to be incurred to perform MDB's services. Expenses in excess of $1,000 will be reimbursed only upon the Company's prior approval of the expense.

          6. Proprietary Information. MDB acknowledges and agrees that it is in a fiduciary relationship with Company and agrees that it will not sell or use in any manner not authorized in writing by Company, or disclose any information provided to MDB by the Company or its employees, agents, or representatives, including without limitation any of the Company's trade secrets, technical information, agreements, or other proprietary information or information concerning the Company's current and any future proposed operations, services, or products, regardless of whether such information was obtained prior to, during or after the engagement of MDB by the Company pursuant to this Agreement, unless MDB is authorized to do so in writing by the Company and/or Company releases such information to the public via public announcements or announcements on recognized stock exchanges.

          7. Representations and Warranties of the Company and of MDB. Each party hereto represents and warrants to the other party hereto as follows:

               (a) The execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby (i) are within the corporate power and authority of such party, (ii) do not require the approval or consent of any stockholders of such party, and (iii) have been duly authorized by all necessary corporate action on the part of such party.

               (b) This Agreement has been duly executed and delivered by such party and constitutes the legal, valid, binding and enforceable obligation of party, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

          8. Arbitration. Any and all controversies or claims arising out of or relating to this Agreement shall be settled by binding arbitration in Los Angeles County in accordance with the rules of the American Arbitration Association, and judgment on the award rendered by the arbitrator(s) may be entered by any court having jurisdiction thereof. The parties shall be entitled to discovery in accordance with the provisions of California Code of Civil Procedure Section 1283.05 which, by this reference, is made applicable to this Agreement. Nothing herein shall prohibit either party from seeking injunctive relief in a court of law while the arbitration is pending.

          9. Assignment. This Agreement and the rights hereunder may not be assigned by either party (except by operation of law) without prior written consent of the other party, but, subject to the foregoing limitation, this Agreement shall be binding upon and inure to the benefit of the respective successors, assigns, and legal representatives of the parties.

          10. Notice. Any notice or other communications between the parties hereto shall be sufficiently given if sent by certified registered mail, postage prepaid, or by telecopy, if to Company addressed to it at, Rensselear Technology Park, 300 Jordan Road, Troy, New York 12180, or if to MDB, addressed to it at 100 Wilshire Boulevard, Suite 1750, Santa Monica, California 90401, or to such other address as hereafter by designated in writing by one party to the other. Such notice or other communications shall, if sent by telecopy, be deemed to be given upon receipt of the confirmation of its proper transmission and if outside the hours of 9:00 am to 5:00 pm on any business day in the jurisdiction of the addressee, shall be deemed to given at 9:00 am on the next business day. Notices sent by certified or registered mail or prepaid postage shall be deemed to be received three business days after the date of forwarding the same. For the purposes of this Agreement, "business day" shall refer to a day in which trading banks are open for business.

          11. Captions. The heading of the sections of this Agreement are intended solely for convenience of reference and are not intended and shall not be deemed for any purpose whatsoever to modify or explain or place any constriction upon any of the provisions of this Agreement.

          12. Attorneys' Fees. In the event any party hereto shall institute an action, including arbitration pursuant to Section 8 of this Agreement, to enforce any rights hereunder, the prevailing party in such action shall be entitled, in addition to any other relief granted, to reasonable attorneys' fees and costs.

          13. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings of the parties, and there are not representations, warranties, or other agreements between the parties in connection with the subject matter hereof except as specifically set forth herein. No supplement, modification amendment, waiver or termination of this Agreement shall be binding unless executed in writing by the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any provisions hereof (whether or not similar) nor shall waiver constitute a continuing waiver.

          14. Options. The Company shall as of this date enter into an agreement to sell MDB a warrant or warrants to purchase up to 300,000 shares of common stock of the Company (the "Warrants") at an exercise price per share of $2.50. MDB shall pay the Company $30,000 for the Warrants.

          15. Indemnification by the Company and by MDB.

               (a) MDB hereby agrees to indemnify and save Company and hold Company harmless in respect of all causes of actions, liabilities, costs, charges and expenses, loss and damage (including consequential loss) suffered or incurred by the Company (including legal fees) arising from any willful or grossly negligent act or omission of MDB or its employees, servants, and agents and arising from contravention by MDB of any of its employees, servants, and agents of any of the terms and conditions imposed on MDB pursuant to this Agreement.

               (b) Company hereby agrees to indemnify and save MDB and hold MDB harmless in respect of all causes of actions, liabilities, costs, charges and expenses, loss and damage (including consequential loss) suffered or incurred by MDB (including legal fees) arising from any intentional or grossly negligent act or omission of the Company or its employees, servants, and agents and arising from contravention by Company or any of its employees, servants, and agents of any of the terms and conditions imposed on the Company pursuant to this Agreement.

               (c) No party shall be liable to any other party hereunder for any claim covered by insurance, except to the extent that the liability of such party exceeds the amount of such insurance coverage. Nothing in this clause (c) shall be construed to reduce insurance coverage to which any party may otherwise be entitled.

          16. Termination. This Agreement may be terminated by either party upon written notice delivered to the other 60 days in advance of the date noticed for termination. The Company shall continue to pay fees under this Agreement and MDB shall continue to render services under this Agreement through date of termination.

          17. Severability. Any portion of the indemnification and/or confidentiality provisions herein which may be prohibited or unenforceable in any applicable jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, but shall not invalidate the remaining portions of such provisions or the other provisions hereof or affect any such provisions or portion thereof in any other jurisdiction.

          18. Governing Law. The parties hereto hereby agree that this Agreement shall be governed by the laws of the State of California.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement this day and year first above written.


MDB:        MDB CAPITAL LLC



            By  _____________________________________________________
                Christopher A. Marlett, Partner




COMPANY:    IFS International, Inc., Inc.
            A Delaware Corporation



            By  _____________________________________________________
                Frank A. Pascuito, Chairman